UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 23, 2014

LASALLE HOTEL PROPERTIES
(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Bethesda Metro Center
Suite 1200
Bethesda, Maryland 20814
(Address of principal executive offices)
Registrant’s telephone number, including area code: (301) 941-1500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
LaSalle Hotel Properties (the “Company”) previously furnished a Current Report on Form 8-K on July 23, 2014 (the “Original Form 8-K”) which contained a press release announcing the Company's results of operations for the three and six months ended June 30, 2014, which was furnished as Exhibit 99.1 thereto. This Amended Current Report on Form 8-K/A (this “Amendment”) is being filed solely for the purpose of correcting the Company’s current outlook for 2014 RevPAR growth that was originally included in the press release furnished as Exhibit 99.1 to the Original Form 8-K. This Amendment is not intended to, nor does it, reflect events occurring after the furnishing of the Original Form 8-K, and the press release that was furnished with the Original Form 8-K as Exhibit 99.1 is not being modified or updated in any way other than as necessary to reflect the correction described above.
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On July 23, 2014, LaSalle Hotel Properties issued a press release announcing its results of operations for the three and six months ended June 30, 2014. A copy of such press release is furnished as Exhibit 99.1 to this report.
The information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated July 23, 2014, issued by LaSalle Hotel Properties providing the results of operations for the three and six months ended June 30, 2014
The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: July 24, 2014	By:	/s/ Bruce A. Riggins
Bruce A. Riggins
Chief Financial Officer, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated July 23, 2014, issued by LaSalle Hotel Properties providing the results of operations for the three and six months ended June 30, 2014